SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 20, 2002
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                         Primecore Mortgage Trust, Inc.
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             (Exact name of registrant as specified in its charter)

    Maryland                       0-30507                       94-3324992
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 (State or other jurisdiction    (Commission                    (IRS Employer
     of incorporation)            File Number)               Identification No.)

                     99 El Camino Real, Menlo Park, CA 94025
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (650) 328-3060
                                                           --------------

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure


On October 17, 2002, the Company's Board of Directors approved, among other things, an Amended and Restated Management Agreement and an Agreement Regarding Affiliate Loans, and its action was reported in a Current Report as of that date. As of November 20, 2002, these agreements were executed, effective as of October 17, 2002. Each of these agreements is filed as an exhibit to this report.



Item 7.  Financial Statements and Exhibits


Exhibit 10.1               Amended and Restated Management Agreement


Exhibit 10.2               Agreement Regarding Affiliate Loans




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Primecore Mortgage Trust, Inc.

        Dated:   December 19, 2002      /s/ MICHAEL RIDER
                                        Michael Rider, Chief Financial Officer
























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